UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 30, 2021
SURGALIGN HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:
(224) 303-4651
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 5, 2022, Surgalign Holdings, Inc., a Delaware corporation (the “
Company
”), filed with the Securities and Exchange Commission a Current Report on Form
8-K
(the “
Initial Form
8-K
”) reporting that on December 30, 2021, the Company completed the acquisition (the “
Acquisition
”) of
forty-two
percent (42%) of the issued and outstanding equity interests of Inteneural Networks Inc., a Delaware corporation (“
INN
”), pursuant to that certain Stock Purchase Agreement, dated as of December 30, 2021, by and among the Company, INN, Dearborn Capital Management LLC, Neva, LLC, Krzysztof Siemionow, MD, PhD and Pawel Lewicki, PhD.
This Current Report on Form
8-K/A
is being filed to amend the Initial Form
8-K
to provide the financial statements and the pro forma financial information described below in accordance with the requirements of Item 9.01 of Form
8-K.
The pro forma financial information included in this Current Report on Form
8-K/A
has been presented for informational purposes only, as required by Form
8-K.
It does not purport to represent the actual results of operations that the Company and INN would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the Acquisition. Except as described in this Current Report on Form
8-K/A,
the Initial Form
8-K
remains unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of INN as of December 31, 2020 and 2019, and the audited consolidated statements of operations, stockholders’ equity and cash flows of INN for the years ended December 31, 2020 and 2019, and related notes are included as Exhibit 99.1 to this Form
8-K/A.
The unaudited consolidated balance sheets of INN as of September 30, 2021 and 2020, and the unaudited consolidated statement of operations, stockholders’ equity and cash flows of INN for the nine months ended September 30, 2021 and 2020, and related notes are included as Exhibit 99.2 to this Form
8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 and related notes, which give pro forma effect to the Acquisition as if it had occurred on January 1, 2021, are included as Exhibit 99.3 to this Form
8-K/A.
(d) Exhibits.

23.1	Consent of Baker Tilly US LLP, independent auditors for Inteneural Networks Inc. and Subsidiary.

99.1
Audited consolidated balance sheets of Inteneural Networks Inc. and Subsidiary as of December 31, 2020 and 2019, and audited consolidated statements of operations, stockholders’ equity and cash flows of Inteneural Networks Inc. and Subsidiary for the years ended December 31, 2020 and 2019, and related notes.

99.2
Unaudited consolidated balance sheets of Inteneural Networks Inc. and Subsidiary as of September 30, 2021 and 2020, and unaudited consolidated statement of operations, stockholders’ equity and cash flows of Inteneural Networks Inc. and Subsidiary for the nine months ended September 30, 2021 and 2020, and related notes.

99.3	Unaudited pro forma condensed combined statement of operations of Surgalign Holdings, Inc. and Subsidiaries for the year ended December 31, 2021, and related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: March 18, 2022	By:	/s/ Dave Lyle
Name: Dave Lyle
Title: Chief Financial Officer